UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 5, 2017

Air Products and Chemicals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4534	23-1274455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Hamilton Boulevard, Allentown, Pennsylvania	18195-1501
(Address of Principal Executive Offices)	(Zip Code)
(610) 481-4911
Registrant’s telephone number, including area code
not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.
The information required by this item is included in Item 8.01 and incorporated by reference herein.
Item 8.01.  Other Events.

Air Products and Chemicals, Inc. (the “Company”) is filing this Current Report on Form 8-K ("Current Report") to update the presentation of certain financial information and related disclosures contained in its Annual Report on Form 10-K (the “2016 Form 10-K”) for the fiscal year ended September 30, 2016 filed with the Securities and Exchange Commission on November 21, 2016. The update to the 2016 Form 10-K (filed as Exhibit 99.1) is incorporated by reference herein and reflects the Company’s classification of its former Materials Technologies segment as a discontinued operation in connection with the spin-off of its Electronic Materials business and the sale of its Performance Materials business. In addition, the Company adopted Accounting Standards Update ("ASU") No. 2015-03, "Interest – Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs," and ASU No. 2016-09, "Compensation – Stock Compensation (Subtopic 718): Improvements to Employee Share-Based Payment Accounting," and applied the presentation changes retrospectively to all periods presented. These updates are consistent with the presentation of continuing and discontinued operations and retrospective changes for the adoption of ASU No. 2015-03 and 2016-09 included in the Company's Quarterly Report on Form 10-Q for the three months and six months ended March 31, 2017 filed with the Securities and Exchange Commission on April 27, 2017.
This Current Report updates certain information in Item 1. Business; Item 2. Properties; Item 6. Selected Financial Data; Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; Item 7A. Quantitative and Qualitative Disclosures About Market Risk; Item 8. Financial Statements and Supplementary Data; and Item 15. Exhibits and Financial Statement Schedules in the Company's 2016 Form 10-K.
All other items of the 2016 Form 10-K remain unchanged from the version previously filed with the 2016 Form 10-K. In order to preserve the nature and character of the disclosures set forth in the 2016 Form 10-K, no attempt has been made in this Current Report to reflect events occurring after the filing of the 2016 Form 10-K or to otherwise modify or update such disclosures except as required to reflect the effects of the divestment of the former Materials Technologies businesses and the retrospective application of ASU No. 2015-03 and 2016-09. For developments since the filing of the 2016 Form 10-K, please refer to the Company's Quarterly Report on Form 10-Q for the three and six months ended March 31, 2017 filed with the Securities and Exchange Commission on April 27, 2017 and the Company's Forms 8-K filed since November 21, 2016, the original filing date of the 2016 Form 10-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Update to the 2016 Form 10-K (revised solely to present operations described in the Current Report on Form 8-K as discontinued operations and retrospectively apply certain new accounting guidance)
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)

Date: June 5, 2017	By:	/s/ M. Scott Crocco
M. Scott Crocco
Executive Vice President and Chief Financial Officer